                               EXCEL LEGACY CORPORATION


                     Series A Liquidating Preference Convertible

                               Preferred Stock due 2005



                                  PURCHASE AGREEMENT




                              Dated as of March 31, 1998

                                  TABLE OF CONTENTS


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                                                                            ----


SECTION 1.  PURCHASE AND SALE OF SECURITIES. . . . . . . . . . . . . . . . .   1
  1.1   Issue of Securities. . . . . . . . . . . . . . . . . . . . . . . . .   1
  1.2   Sale and Purchase of the Securities; the Closing . . . . . . . . . .   2
  1.3   Purchaser's Representations; Source of Funds . . . . . . . . . . . .   3
  1.4   Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
  1.5   Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . . .   5
  1.6   Contribution . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
  1.7   Further Action . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
  1.8   Affirmative Covenants. . . . . . . . . . . . . . . . . . . . . . . .   6
  1.9   Negative Covenants . . . . . . . . . . . . . . . . . . . . . . . . .   7

SECTION 2.  CLOSING CONDITIONS . . . . . . . . . . . . . . . . . . . . . . .   8
  2.1   Opinions of Counsel. . . . . . . . . . . . . . . . . . . . . . . . .   8
  2.2   Representations and Warranties True. . . . . . . . . . . . . . . . .   8
  2.3   Compliance with this Agreement . . . . . . . . . . . . . . . . . . .   8
  2.4   Officers' Certificates . . . . . . . . . . . . . . . . . . . . . . .   8
  2.5   Your Purchase Permitted by Applicable Laws; Legal Investment . . . .   8
  2.6   The Certificate of Designation . . . . . . . . . . . . . . . . . . .   9
  2.7   The Registration Rights Agreement. . . . . . . . . . . . . . . . . .   9
  2.8   Subsequent Agreements. . . . . . . . . . . . . . . . . . . . . . . .   9
  2.9   Completion of Other Transactions . . . . . . . . . . . . . . . . . .   9
  2.10  Consents and Permits . . . . . . . . . . . . . . . . . . . . . . . .   9
  2.11  Private Placement Number . . . . . . . . . . . . . . . . . . . . . .   9
  2.12  Changes in Corporate Structure . . . . . . . . . . . . . . . . . . .  10
  2.13  Proceedings and Documents. . . . . . . . . . . . . . . . . . . . . .  10

SECTION 3.  PURCHASER'S SPECIAL RIGHTS . . . . . . . . . . . . . . . . . . .  10
  3.1   Delivery Expenses. . . . . . . . . . . . . . . . . . . . . . . . . .  10
  3.2   Issue Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
  3.3   Direct Payment . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
  3.4   Lost, etc. Securities. . . . . . . . . . . . . . . . . . . . . . . .  11
  3.5   Delivery of Financial Statements and Reports . . . . . . . . . . . .  11

SECTION 4.  COMPANY'S REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . .  11
  4.1   Organization, Standing and Qualification . . . . . . . . . . . . . .  11
  4.2   Capitalization . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
  4.3   Authorization of Agreement and Other Documents . . . . . . . . . . .  13
  4.4   No Violation . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
  4.5   Use of Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . . .  13
  4.6   Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
  4.7   Financial Statements . . . . . . . . . . . . . . . . . . . . . . . .  14
  4.8   Full Disclosure. . . . . . . . . . . . . . . . . . . . . . . . . . .  14
  4.9   Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
  4.10  Title to and Condition of Properties . . . . . . . . . . . . . . . .  15


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  4.11  Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
  4.12  ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
  4.13  Compliance with Laws . . . . . . . . . . . . . . . . . . . . . . . .  16
  4.14  Governmental Consents. . . . . . . . . . . . . . . . . . . . . . . .  16
  4.15  No Violation of Regulations of Board of Governors of
        Federal Reserve System . . . . . . . . . . . . . . . . . . . . . . .  16
  4.16  Private Offering . . . . . . . . . . . . . . . . . . . . . . . . . .  16
  4.17  Labor Relations. . . . . . . . . . . . . . . . . . . . . . . . . . .  17
  4.18  Governmental Regulations . . . . . . . . . . . . . . . . . . . . . .  17
  4.19  Environmental Matters. . . . . . . . . . . . . . . . . . . . . . . .  17
  4.20  Brokers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
  4.21  Foreign Assets Control Regulations, etc. . . . . . . . . . . . . . .  18
  4.22  Restrictions on Dividends. . . . . . . . . . . . . . . . . . . . . .  18
  4.23  Survival of Representations and Warranties . . . . . . . . . . . . .  18

SECTION 5.  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .  18

SECTION 6.  MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . .  20
  6.1   Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
  6.2   Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . .  21
  6.3   Amendment and Waiver . . . . . . . . . . . . . . . . . . . . . . . .  21
  6.4   Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
  6.5   Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
  6.6   GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
  6.7   Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . .  22
  6.8   Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
  6.9   Delivery . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
  6.10  Public Disclosures . . . . . . . . . . . . . . . . . . . . . . . . .  22







ANNEX A    CERTIFICATE OF DESIGNATION
ANNEX B    REGISTRATION RIGHTS AGREEMENT
ANNEX C    OPINION OF COUNSEL TO THE COMPANY
ANNEX D    OPINION OF SPECIAL COUNSEL TO THE PURCHASERS



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


                              Excel Legacy Corporation
                           16955 Via Del Campo, Suite 100
                            San Diego, California  92127


                                 -----------------


                                 PURCHASE AGREEMENT

                    Series A Liquidating Preference Convertible
                              Preferred Stock due 2005


                                                                  March 31, 1998
To Each of the Purchasers
Named on the Signature
Pages Hereof

Dear Sirs:

          Excel Legacy Corporation, a Delaware corporation (the "Company"), hereby agrees with you as follows:

SECTION 1.  PURCHASE AND SALE OF SECURITIES

1.1  ISSUE OF SECURITIES

          On or before the Closing (as hereinafter defined), the Company will have authorized the issue of 16,784,000 shares of Series A Liquidating Preference Convertible Preferred Stock due 2005, $.01 par value (the "Securities"), having the rights, designations and preferences set forth in a certificate of designation in substantially the form attached hereto as Annex A (herein, together with all amendments and modifications thereto from time to time, called the "Certificate of Designation"). Capitalized terms used herein without definition shall have the meanings specified in Section 5 hereof.

          The Securities will be offered and sold to you pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"). Upon original issuance thereof, and until such time as the holder thereof delivers a legal opinion (which may be that of internal counsel for the holder) satisfactory in form and substance to the Company and its counsel that the same is no longer required under the applicable requirements of the Securities Act, the Securities (and all securities issued in substitution thereof or upon conversion thereof) shall bear the following legend:

          "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY AND ANY SHARES OF COMMON STOCK ISSUED UPON CONVERSION HEREOF MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH

          REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY AND ANY SHARES OF COMMON STOCK ISSUED UPON CONVERSION HEREOF MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) (A) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, OR PURSUANT TO ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (B) TO THE COMPANY,
          (C) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (2) IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OR ANY COMMON STOCK ISSUED UPON CONVERSION HEREOF OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

          You will have the registration rights with respect to the Securities set forth in the Registration Rights Agreement in substantially the form attached hereto as Annex B (the "Registration Rights Agreement").

1.2  SALE AND PURCHASE OF THE SECURITIES; THE CLOSING

          In reliance upon your representations made in Section 1.3 hereof and subject to the terms and conditions set forth herein and in the other Documents, the Company hereby agrees to sell to you the Securities set forth on the signature pages hereof, for the purchase price(s) set forth thereon. In reliance upon the representations and warranties of the Company contained herein and in the other Documents, and subject to the terms and conditions set forth herein and therein, you hereby agree to purchase such Securities from the Company.

          The Company is executing other purchase agreements (the "Other Purchase Agreements") substantially identical to this Agreement with the other purchasers (the "Other Purchasers") named on the signature pages thereof, pursuant to which the Company will issue and sell Securities to such Other Purchasers in the respective amounts set forth on the signature pages thereof. The Other Purchasers may include the Placement Agent or persons who may be deemed affiliated or associated with the Placement Agent; neither the Placement Agent nor any such person, however, has any obligation or commitment to purchase any of the Securities. The sales of Securities to you and the Other Purchasers are to be separate sales, and this Agreement and the Other Purchase Agreements are to be separate agreements, but references to this "Agreement" shall include the Other Purchase Agreements where the context so permits, together with all modifications hereof and thereof.

          The sale and purchase of the Securities shall take place at a closing (the "Closing") at the offices of Latham & Watkins, 701 "B" Street, Suite 2100, San Diego, California 92101, on the earliest practicable date as of which all of the conditions set forth in Section 2 hereof have been satisfied or duly waived (the "Closing Date"), but in no event later than April 15, 1998. At the Closing, one or more Securities in definitive form, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), shall be delivered by the Company to you and the Other Purchasers, against payment by you and the Other Purchasers of the purchase price therefor by wire transfer of immediately available funds. The Securities in definitive form shall be made available to you for inspection not later than 9:30 a.m. on the business day immediately preceding the Closing Date.

1.3  PURCHASER'S REPRESENTATIONS; SOURCE OF FUNDS

          (a) You represent that you are purchasing the Securities to be purchased by you solely for your own account and not as nominee or agent for any other person and not with a view to, or for offer or sale in connection with, any distribution thereof (within the meaning of the Securities Act) that would be in violation of the securities laws of the United States of America or any state thereof, without prejudice, however, to your right at all times to sell or otherwise dispose of all or any part of said Securities under a registration under the Securities Act or under an exemption from such registration available under such Act.

          You further represent that you are knowledgeable, sophisticated and experienced in business and financial matters; that you have previously invested in securities similar to the Securities and fully understand the limitations on transfer described in Section 1.3(b) hereof; that you are able to bear the economic risk of your investment in the Securities and are presently able to afford the complete loss of such investment; and that you have been afforded access to information about the Company and the Company's financial condition, results of operations, business, property, management and prospects sufficient to enable you to evaluate your investment in the Securities.

          You further represent that you are a "qualified institutional buyer," as defined in Rule 144A under the Securities Act ("QIB"), with such knowledge and experience in financial matters as are necessary in order to evaluate the merits and risks of an investment in the Securities.

          You acknowledge receipt of the Private Placement Memorandum and further acknowledge that you have been afforded the opportunity (i) to ask such questions as you have deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities and (ii) to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy and completeness of the information contained in the Private Placement Memorandum.

          You also understand that the Company, the Placement Agent, and, for purposes of the opinion to be delivered to the Purchasers pursuant to Section
2.1 hereof, Latham & Watkins, will rely upon the accuracy and truth of the foregoing representations and you hereby consent to such reliance.

          (b) If you desire to sell or otherwise dispose of all or any part of the Securities (other than pursuant to an effective registration statement under the Securities Act or a sale or other disposition made pursuant to Rule 144), if requested by the Company, you will deliver to the Company an opinion of counsel (which may include internal counsel), reasonably satisfactory in form and substance to the Company, that an exemption from registration under the Securities Act is available.

          (c) You represent, if you are an insurance company, that no part of the funds to be used to purchase the Securities to be purchased by you constitutes assets allocated to any separate account maintained by you such that the use of such funds constitutes a transaction in violation of Section 406 of ERISA or a prohibited transaction, as such term is defined in Section 4975 of the Code, which could be subject to, respectively, a civil penalty assessed pursuant to Section 502 of ERISA or a tax imposed by Section 4975 of the Code. If you are not an insurance company, you represent that no part of the funds to be used to purchase the Securities to be purchased by you constitutes assets allocated to any trust which contains the assets of any employee pension benefit plan listed on Schedule 1.3(c) with respect to which the Company or any corporation considered an affiliate of the Company within the meaning of Section 407(d)(7) of ERISA (an "Affiliate") is a party in interest or disqualified person.

          The representation made by you in one of the preceding two sentences is made in reliance upon your review of the list set forth on Schedule 1.3(c) of the employee pension benefit plans with respect to which the Company or any corporation considered an Affiliate of the Company is a party in interest or a disqualified person.

          As used in this Section 1.3(c), the terms "employee pension benefit plan," "separate account" and "party in interest" shall have the meanings assigned to such terms in Section 3 of ERISA and the terms "disqualified person" and "prohibited transaction" shall have the meanings assigned to such terms in
Section 4975 of the Code.

          You represent that you are not a "Creditor" as such term is defined in Regulation T of the Board of Governors of the Federal Reserve System.

1.4  EXPENSES

          Whether or not the Securities are sold, the Company will pay or reimburse all expenses relating to this Agreement, including but not limited to:

          (a) the cost of printing and reproducing this Agreement, the Securities, the other Documents and any other documents contemplated hereby or thereby;

          (b) the fees and other charges of Latham & Watkins, counsel to the Company, in connection herewith;

          (c) the fees and other charges of Brown & Wood LLP, special counsel to the Purchasers, in connection herewith;

          (d) all fees and expenses (including the fees and expenses of counsel) in connection with any registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of any jurisdictions requiring such registration or qualification or in connection with obtaining any exemptions from such requirements;

          (e) all expenses and listing fees in connection with the application for quotation of the Securities in the National Association of Securities Dealers, Inc. Automated Quotation System - PORTAL ("PORTAL");

          (f) all fees and expenses (including fees and expenses of counsel) of the Company in connection with approval of the Securities by DTC for "book-entry" transfer;

          (g) all of your out-of-pocket expenses (including the fees and expenses of counsel) relating to any amendment, or modification of, or any waiver, or consent or preservation of rights under, or any work-out or restructuring of the transactions contemplated by this Agreement and the other Documents and any other documents contemplated hereby or thereby; and

          (h) all other expenses, including counsel's fees, incurred by the Company in connection with the transactions contemplated by this Agreement.

1.5  INDEMNIFICATION

          In addition to any and all obligations of the Company to indemnify you pursuant to the Registration Rights Agreement or any of the other Documents, the Company shall, without limitation as to time, indemnify you and your Agents, against, and hold you and them harmless from, all losses, claims, damages, liabilities, costs (including the costs of preparation and attorneys' fees) and expenses (collectively, "Losses") incurred by you or them pursuant to any investigation or proceeding against any one or more of the Company, you or your Agents, arising out of or in connection with this Agreement or the other Documents (or any other document or instrument executed herewith or pursuant hereto or thereto), whether or not the transactions contemplated by this Agreement are consummated, which investigation or proceeding requires the participation of, or is commenced or filed against, one or more of you and your Agents because of this Agreement or the other Documents and the transactions contemplated hereby or thereby, other than any Losses resulting from action on the part of you or your Agents which is finally determined in such proceeding to be wrongful and which (i) is unrelated to any wrongful act by the Company or its representatives and (ii) was not taken by you or your Agents in reliance upon any of the Company's warranties, covenants or promises herein or in the other Documents or in any other documents contemplated hereby or thereby, including certificates delivered by the Company pursuant hereto or thereto. The obligations of the Company under this Section 1.5 shall survive the redemption of the Securities, the conversion of the Securities, any transfer of the Securities by you and the termination of this Agreement and the other Documents.

1.6  CONTRIBUTION

          If the indemnification provided for in Section 1.5 from an indemnifying party is unavailable to you or your Agents in respect of any Losses referred to therein, then an indemnifying party, in lieu of indemnifying such persons, shall contribute to the amount paid or payable by such persons as a result of such Losses in such proportion as is appropriate to reflect the relative fault of such indemnifying parties and you or your Agents in connection with the actions which resulted in such Losses as well as any other relevant equitable considerations. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Section 1.5, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation, lawsuit or legal or administrative action or proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 1.6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

1.7  FURTHER ACTION

          During the period from the date hereof to the Closing Date, the Company shall use all reasonable efforts and take all action reasonably necessary or appropriate to cause its representations and warranties contained in Section 4 hereof to be true as of the Closing Date, after giving effect to the transactions contemplated by this Agreement, as if made on and as of such date.

1.8  AFFIRMATIVE COVENANTS

          The Company further covenants and agrees that so long as any of the Securities are outstanding:

          (a) INTEGRATION. The Company will not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the sale to you or the Other Purchasers of the Securities.

          (b) INFORMATION. For so long as any of the Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company will make available to you and any Other Purchaser or beneficial owner of Securities in connection with any sale thereof and any prospective purchaser of such Securities, the information required by Rule 144A(d)(4) under the Securities Act.

          (c) COMPLIANCE WITH AGREEMENTS. The Company will comply with its agreements in the Registration Rights Agreement, and all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Securities by DTC for "book-entry" transfer.

          (d) PORTAL. The Company will use all reasonable efforts to effect the inclusion of the Securities in PORTAL.

          (e) COMPLIANCE WITH LAW. The Company will comply with all laws, ordinances or governmental rules or regulations to which it is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of its properties or to the conduct of its business to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business or financial condition of the Company.

          (f) INSURANCE. The Company will maintain, with financially sound and reputable insurers, insurance with respect to its properties and business against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, coinsurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

          (g) MAINTENANCE OF PROPERTIES. The Company will maintain and keep, or cause to be maintained and kept, its properties in reasonably good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times.

          (h) PAYMENT OF TAXES AND CLAIMS. The Company will file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on it or any of its properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company; PROVIDED that the Company need not pay any such tax or assessment or claim if (i) the amount, applicability or validity thereof is contested by the Company on a timely basis in good faith and in appropriate proceedings, and the Company has established adequate reserves therefor in accordance with generally accepted accounting principles on the books of the Company, or (ii) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a material adverse effect on the business or financial condition of the Company.

          (i) CORPORATE EXISTENCE. The Company will at all times preserve and keep in full force and effect its corporate existence.

1.9  NEGATIVE COVENANTS

          The Company further covenants and agrees that so long as any of the Securities are outstanding:

          (a) TRANSACTIONS WITH AFFILIATES. The Company will not enter into directly or indirectly any transaction or material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate except in the ordinary course and pursuant to the reasonable requirements of the Company's business and upon fair and reasonable terms no less favorable to the Company than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

          (b) NATURE OF BUSINESS. The Company will not undertake or invest in any types of business other than those described in or contemplated by the Private Placement Memorandum.

          (c) MERGER, CONSOLIDATION, ETC. The Company will not consolidate with or merge with any other corporation or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person unless the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if the Company is not such corporation, (i) such corporation shall have executed and delivered to each holder of any Securities its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the other Documents, and (ii) shall have caused to be delivered to each holder of any Securities an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to such holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof.

SECTION 2.  CLOSING CONDITIONS

          Your obligation to purchase and pay for the Securities to be delivered to you at the Closing shall be subject to the satisfaction of the following conditions on or before the Closing Date:

2.1  OPINIONS OF COUNSEL

          You shall have received the favorable opinions, dated the Closing Date and addressed to you, from Latham & Watkins, counsel to the Company, and from Brown & Wood LLP, special counsel to the Purchasers, in substantially the forms attached hereto as Annex C and Annex D, respectively.

          In rendering the foregoing opinions, such counsel may rely as to factual matters upon certificates or other documents furnished by officers and directors of the Company (copies of which shall be delivered to you) and by government officials, and upon such other documents as such counsel deem appropriate as a basis for their opinions.

2.2  REPRESENTATIONS AND WARRANTIES TRUE

          The Company's representations and warranties contained in Section 4 hereof shall be true at and as of the Closing Date, after giving effect to the transactions contemplated by this Agreement, as if made on and as of such date.

2.3  COMPLIANCE WITH THIS AGREEMENT

          The Company shall have performed and complied with all agreements, covenants and conditions contained herein, in the other Documents and any other document contemplated hereby or thereby which are required to be performed or complied with by the Company on or before the Closing Date.

2.4  OFFICERS' CERTIFICATES

          You shall have received (i) a certificate, dated the Closing Date and signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, certifying that the conditions set forth in Sections 2.2 and 2.3 hereof are satisfied on and as of such date and further certifying as to such other matters as you may request in the exercise of your reasonable discretion, and (ii) a certificate, dated the Closing Date and signed by the Secretary of the Company, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Securities and the Documents.

2.5  YOUR PURCHASE PERMITTED BY APPLICABLE LAWS; LEGAL INVESTMENT

          Your purchase of and payment for the Securities to be purchased by you
(a) shall not be prohibited by any applicable law or governmental regulation (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System and without recourse to the so-called "basket provisions" permitting certain limited investments by insurance companies), (b) shall not subject you to any penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation, and (c) shall be permitted by the laws and regulations of the jurisdictions to which you are subject.

2.6  THE CERTIFICATE OF DESIGNATION

          The Certificate of Designation shall have been filed with the Secretary of State of Delaware.

2.7  THE REGISTRATION RIGHTS AGREEMENT

          The Company shall have entered into the Registration Rights Agreement for your benefit and the benefit of the Other Purchasers, and you shall have received an original, duly executed by the Company, and counterparts, conformed as executed, of the Registration Rights Agreement.

2.8  SUBSEQUENT AGREEMENTS

          The Company shall not have entered into any other agreements relating to the sale of the Securities to any other party on terms differing from those contained herein, unless the Company shall have offered such differing terms to you.

2.9  COMPLETION OF OTHER TRANSACTIONS

          Simultaneously with the sale to you of the Securities to be purchased by you at the Closing, the Company shall have:

          (a) Sold and received payment for the Securities to be purchased by the Other Purchasers pursuant to the Other Purchase Agreements, which Other Purchase Agreements shall be the same as this Agreement and which Securities shall be substantially the same as the Securities being delivered to you; and

          (b) Consummated the asset transfers to the Company and the distribution of the Company's Common Stock to the stockholders of Excel Realty Trust, Inc., substantially as described in or contemplated by the Private Placement Memorandum.

2.10 CONSENTS AND PERMITS

          The Company shall have received all consents, permits and other authorizations, and made all such filings and declarations, as may be required from any Person pursuant to any law, statute, regulation or rule (federal, state, local and foreign), or pursuant to any agreement, order or decree to which the Company is a party or to which it is subject, in connection with the transactions contemplated by this Agreement.

2.11 PRIVATE PLACEMENT NUMBER

          A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Securities.

2.12 CHANGES IN CORPORATE STRUCTURE

          Except as described in the Private Placement Memorandum, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the financial statements referred to in Section 4.7 hereof.

2.13 PROCEEDINGS AND DOCUMENTS

          All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

SECTION 3.  PURCHASER'S SPECIAL RIGHTS

          The provisions of this Section 3 shall apply, notwithstanding anything to the contrary in this Agreement, or the other Documents or any other document contemplated hereby or thereby; provided that the provisions of this Section 3 shall apply with respect to Transfer Restricted Securities only; and further provided that the Company's obligations set forth in this Section 3 that are outstanding with respect to any Security at the time such Security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Security shall have been satisfied in full.

3.1  DELIVERY EXPENSES

          If you surrender any Security to the Company for any reason, the Company will pay the cost of delivering to or from your office or to or from the office of your designee from or to the Company, insured to your reasonable satisfaction, the surrendered Security and each Security issued in substitution or replacement for the surrendered Security, and any Common Stock issued on conversion of all or any part of a surrendered Security.

3.2  ISSUE TAXES

          The Company will pay all taxes in connection with the issuance, sale, delivery or transfer by the Company to the Purchasers of the Securities and the execution and delivery of the Documents and any other agreements and instruments contemplated thereby and any modification of any of such Securities, Documents or such other agreements and instruments and will save you harmless without limitation as to time against any and all liabilities with respect to all such taxes.

3.3  DIRECT PAYMENT

          The Company will pay or cause to be paid all amounts payable with respect to any Transfer Restricted Security by crediting by federal funds bank wire transfer to the holder's account in any bank in the United States as may be designated and specified in writing by such holder. Your initial bank account for this purpose is on your signature page hereof.

3.4  LOST, ETC. SECURITIES

          If any Transfer Restricted Security of which a Purchaser or any other institutional holder (or nominee thereof) which is a transferee is the owner, is mutilated, destroyed, lost or stolen, then the affidavit of such Purchaser's or such holder's treasurer or assistant treasurer (or other responsible official), setting forth the circumstances with respect to such mutilation, destruction, loss or theft, shall be accepted as satisfactory evidence thereof, and no indemnity, security or payment of charges or expenses shall be required as a condition to the execution and delivery by the Company or its transfer agent of new Securities in substitution therefor, other than the Purchaser's or such holder's unsecured written agreement reasonably satisfactory to indemnify the Company or its transfer agent.

3.5  DELIVERY OF FINANCIAL STATEMENTS AND REPORTS

          The Company will deliver to each Purchaser of Transfer Restricted Securities the following:

          (a) as soon as available, but in any event not later than 45 days after the last day of each fiscal quarter, a balance sheet of the Company as of the end of such quarter and related statements of operations, changes in financial position and changes in stockholders' equity of the Company for such quarter and for the portion of the fiscal year through such date, all in reasonable detail and prepared in accordance with generally accepted accounting principles consistently applied;

          (b) as soon as available, but in any event not later than 120 days after the close of each fiscal year, an audited balance sheet of the Company as of the close of such fiscal year, and related audited statements of operations, changes in financial position and changes in stockholders' equity of the Company for such fiscal year, reported on without qualification arising from the scope of the audit by a nationally recognized firm of independent certified public accountants and prepared in accordance with generally accepted accounting principles consistently applied; and

          (c) as soon as available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company to public securities holders generally, (ii) each regular or periodic report, each registration statement, and each prospectus and all amendments thereto filed by the Company with the Commission, and (iii) all press releases or other statements made available generally by the Company to the public concerning material developments.

          The Company will deliver to each Purchaser of Transfer Restricted Securities, with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or relating to the ability of the Company to perform its obligations hereunder and under the other Documents as may from time to time be reasonably requested by any such Purchaser.

SECTION 4.  COMPANY'S REPRESENTATIONS AND WARRANTIES

          The Company represents and warrants to you as follows:

4.1  ORGANIZATION, STANDING AND QUALIFICATION

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; has all requisite power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted; and is duly qualified or licensed to do business as a foreign corporation in good standing in all jurisdictions in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed, except for such jurisdictions where the failure to so qualify or be licensed would not have a material adverse effect on the business or financial condition of the Company. The Company has heretofore delivered to your counsel complete and correct copies of its Charter Documents as presently in effect and has identified on Schedule 4.1(a) all jurisdictions in which it is qualified or licensed to do business as a foreign corporation.

          (b) The Company has all requisite power and authority to enter into and perform all of its obligations under this Agreement and the other Documents, to issue the Securities and to carry out the transactions contemplated hereby and thereby.

          (c)  The Company has no Subsidiaries.

4.2  CAPITALIZATION

          As of the Closing, the authorized capital stock of the Company will consist of 50,000,000 shares of Preferred Stock, $.01 par value, of which no shares will be issued and outstanding, and 150,000,000 shares of Common Stock, $.01 par value, of which approximately 30,000,000 shares (subject to adjustment as necessary or appropriate to effect the distribution of the Company's Common Stock to the stockholders of Excel Realty Trust, Inc., as contemplated by the Private Placement Memorandum) will be issued and outstanding.

          As of the Closing, all such outstanding shares will have been duly and validly issued and will be fully paid and nonassessable.

          As of the Closing, except as set forth on Schedule 4.2 hereto, and except as contemplated by the Certificate of Designation, (a) there will be no outstanding subscriptions, warrants, options, calls or commitments of any character relating to or entitling any Person to purchase or otherwise acquire any stock of the Company; (b) there will be no obligations or securities convertible into or exchangeable or exercisable for shares of any stock of the Company or any commitments of any character relating to or entitling any Person to purchase or otherwise acquire any such obligations or securities; and (c) there will be no preemptive or similar rights to subscribe for or to purchase any stock of the Company.

          As of the Closing, the Securities will have been duly and validly authorized and when sold and paid for in accordance with this Agreement will be validly issued, fully paid, nonassessable and free of all Liens.

          As of the Closing, all shares of Common Stock to which you and the Other Purchasers will be entitled upon conversion of the Securities (a) will be duly authorized by the Company's Charter Documents, (b) will have been duly authorized by the Company's Board of Directors to be issued upon the conversion of the Securities from time to time in whole or in part, in accordance with the terms of the Securities, (c) will at the time of the conversion of the Securities be, duly and validly issued, fully paid and nonassessable and free of all Liens, and (d) will not at the time of receipt by such holder be subject to any restrictions on transfer or sale, including any restrictions imposed by applicable securities laws.

          Except as disclosed in the Registration Rights Agreement, the Company has not entered into any agreement to register its equity or debt securities under the Securities Act.

4.3  AUTHORIZATION OF AGREEMENT AND OTHER DOCUMENTS

          The Company has taken all actions necessary to authorize it to enter into and perform its obligations under this Agreement, the Securities and the other Documents and to consummate the transactions contemplated hereby and thereby. This Agreement is, and, as of the Closing Date, the Documents and the Securities will be, legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except for (a) the effect upon the Documents and the Securities of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally and (b) limitations imposed by federal or state law or equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions of the Documents and the Securities and upon the availability of injunctive relief or other equitable remedies.

4.4  NO VIOLATION

          Neither the execution or delivery of the Documents nor the issuance, sale or delivery of the Securities, nor the performance by the Company of its obligations under the Documents and the Securities, nor the consummation of the transactions contemplated hereby and thereby, will

               (a) violate any provision of the Charter Documents of the Company;

               (b) violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority to which the Company or any of its properties may be subject;

               (c) cause the acceleration of the maturity of any debt or obligation of the Company; or

               (d) violate, or be in conflict with, or constitute a default under, or permit the termination of, or require the consent of any Person under, or result in the creation of any Lien upon any property of the Company under, any material agreement to which the Company is a party or by which the Company (or its properties) may be bound.

          The Company is not in default (without giving effect to any grace or cure period or notice requirement) under any agreement to which it is a party, which default would reasonably be expected to have a material adverse effect on the business or financial condition of the Company.

4.5  USE OF PROCEEDS

          The net proceeds from the sale of the Securities will be used solely for the purposes set forth in the Private Placement Memorandum.

4.6  INDEBTEDNESS

          Schedule 4.6 hereto sets forth and identifies in reasonable detail all outstanding short-term and long-term indebtedness of the Company, prior to and after giving effect to the transactions contemplated by Section 4.5 hereof.

4.7  FINANCIAL STATEMENTS

          You have been furnished an unaudited pro forma balance sheet of the Company as of October 31, 1997 and an unaudited pro forma statement of operations for the year ended July 31, 1997.

          Except as otherwise stated in the notes thereto, such financial statements (which reflect all adjustments, consisting only of normally recurring accruals which, in the opinion of the Company, are necessary for fair presentation) have been prepared in conformity with generally accepted accounting principles applied on a consistent basis through all the periods involved and fairly present the financial position and results of operations of the Company as of the dates and for the periods indicated.

          Except as reflected in such financial statements and except as contemplated by this Agreement, the Company has no material liabilities, absolute or contingent, other than ordinary course liabilities incurred since the last date of such financial statements in connection with the conduct, consistent with past practices, of the business of the Company.

4.8  FULL DISCLOSURE

          The Company has delivered to you and to each Other Purchaser a copy of the Private Placement Memorandum relating to the transactions contemplated hereby. The Private Placement Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company. Neither this Agreement, nor any of the other Documents, nor any document contemplated hereby or thereby or furnished by or on behalf of the Company to you in connection with the negotiation and the sale of the Securities, nor the financial statements referred to in Section 4.7 hereof, nor the Private Placement Memorandum, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. There is no fact known to the Company which the Company has not disclosed to you in the Private Placement Memorandum or herein which materially adversely affects, or insofar as the Company can reasonably foresee will materially adversely affect, the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company or the ability of the Company to perform its obligations under this Agreement, the Securities, the other Documents or any document contemplated hereby or thereby.

4.9  LITIGATION

          There is no action, proceeding or investigation pending, or to the best knowledge of the Company, threatened, against or affecting the Company in any court or before any governmental authority or arbitration board or tribunal, foreign or domestic, except for such actions which, if adversely determined, singly and in the aggregate, would not have a material adverse effect on the Company, and there is no such action seeking to restrain, enjoin, prevent the consummation of or otherwise challenge this Agreement or any of the other Documents or the transactions contemplated hereby or thereby.

          The Company is not subject to any judgment, order, decree, rule or regulation of any court, governmental authority or arbitration board or tribunal which has materially adversely affected or which can reasonably be expected to have a material adverse effect on its business.

4.10 TITLE TO AND CONDITION OF PROPERTIES

          Schedule 4.10 hereto sets forth and identifies in reasonable detail all real properties, notes receivable and other assets to be owned by the Company as of the Closing. Except for such defects of title or Liens as are immaterial in the aggregate to the business of the Company, and except as disclosed in the Company's pro forma financial statements for the year ended July 31, 1997, the Company will have as of the Closing good and marketable title to all of the real properties, notes receivable and other assets listed on
Schedule 4.10, free and clear of all Liens.

          All material leases and other material agreements to which the Company will be a party as of the Closing are valid and binding and in full force and effect, no default has occurred or is continuing thereunder and no consent need be obtained (other than consents which have been or will be obtained prior to the Closing) from any Person in respect of any such lease or agreement in connection with the transactions contemplated hereby.

          None of the properties or assets, the value of which is reflected in the balance sheet referred to in Section 4.7 hereof, is held under any lease or as conditional vendee under any conditional sale or other title retention agreement.

          Except for such assets as are immaterial in the aggregate to the business of the Company, all tangible assets to be owned by the Company as of the Closing are in good condition and repair and are adequate, in the Company's reasonable opinion, for the uses to which they are being put or would be put in the ordinary course of business; and none of such assets is in need of maintenance or repair, except for routine maintenance and repair.

4.11 TAXES

          All tax returns required to be filed by the Company in any jurisdiction (including foreign jurisdictions) have been so filed, and all taxes, assessments, fees and other charges due or claimed to be due from the Company which are due and payable have been paid, other than those being contested in good faith or those currently payable without penalty or interest. The Company does not know of any actual or proposed material additional tax assessments for any fiscal period against it. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a material adverse effect on the business or financial condition of the Company. None of the Company's tax returns are under audit, and no waivers of the statute of limitations or extensions of time with respect to any tax returns have been granted by the Company.

4.12 ERISA

     (a) The execution and delivery of this Agreement, the other Documents and the sale of the Securities to be purchased by you will not involve any prohibited transaction within the meaning of ERISA or Section 4975 of the Code. The representation made by the Company in the preceding sentence is made in reliance upon and subject to the accuracy of your representation in Section 1.3 hereof as to the source of the funds to be used by you to purchase said Securities.

     (b) The Company is in compliance in all material respects with any applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder with respect to all employee pension benefit plans (collectively, "Pension Plans") and all employee welfare benefit plans (collectively, "Welfare Plans") maintained or contributed to by the Company. No reportable event has occurred or is reasonably expected to occur with respect to any Pension Plan. The Company has no obligation to make any payment to or with respect to any former employee of the Company pursuant to any retiree medical benefit or other Welfare Plan.

          As used in this Section 4.12, the terms "employee pension benefit plan," "employee welfare benefit plan" and "reportable event" shall have the meanings assigned to such terms in ERISA.

4.13 COMPLIANCE WITH LAWS

          The Company is not in violation of any statutes, laws, ordinances, governmental rules or regulations or any judgment, order or decree (federal, state, local or foreign) to which it is subject, nor has it failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership or operation of its properties or the conduct of its business, except for such violations and failures to obtain that are immaterial to the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company.

4.14 GOVERNMENTAL CONSENTS

          Neither the nature of the Company nor of any of its businesses or properties, nor any relationship between the Company and any other Person, nor any circumstance in connection with the offer, issuance, sale or delivery of the Securities or the Common Stock issuable upon conversion of the Securities, as contemplated hereby and in the other Documents, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of the Company as a condition to the execution and delivery of this Agreement or the offer, issuance, sale or delivery of the Securities at the Closing, or the Common Stock issuable upon conversion of the Securities, other than the filings, registrations or qualifications under the state securities laws or "blue sky" laws of any state of the United States of America that may be required to be made or obtained, all of which either shall have been made and obtained on the Closing Date (and copies of which delivered to you) or shall have no bearing on the validity and enforceability of this Agreement, the other Documents and the Securities.

4.15 NO VIOLATION OF REGULATIONS OF BOARD OF GOVERNORS OF FEDERAL RESERVE SYSTEM

          None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act or any regulation issued pursuant thereto, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System. None of the proceeds from the sale of the Securities will be used to purchase or carry (or refinance any borrowing the proceeds of which were used to purchase or carry) any "security" within the meaning of the Exchange Act. The services provided by the Placement Agent in connection with the offer and sale of the Securities by the Company have been provided as part of the investment banking services rendered to the Company by the Placement Agent.

4.16 PRIVATE OFFERING

          Assuming that your representations set forth in Section 1.3 hereof are true and correct, the sale of the Securities hereunder is exempt from the registration and prospectus delivery requirements of the Securities Act. In the case of each offer or sale of the Securities, no form of general solicitation or general advertising was used by the Company or its representatives, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          You and the Other Purchasers are the sole purchasers of the Securities. No securities of the same class as the Securities have been issued and sold by the Company within the six-month period immediately prior to the date hereof. The Company agrees that neither it, nor anyone acting on its behalf, will offer the Securities so as to bring the issuance and sale of the Securities within the provisions of Section 5 of the Securities Act nor offer any similar securities for issuance or sale to, or solicit any offer to acquire any of the same from, or otherwise approach or negotiate with respect thereto with, anyone if the sale of the Securities and any such securities would be integrated as a single offering for the purposes of the Securities Act, including, without limitation, Regulation D thereunder.

4.17 LABOR RELATIONS

          The Company is not engaged in any unfair labor practice which would have a material adverse effect on the Company. There is (a) no unfair labor practice complaint pending or threatened against the Company before the National Labor Relations Board and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is so pending or threatened, (b) no strike, labor dispute, slowdown or stoppage pending or threatened against the Company, and (c) no union representation question existing with respect to the employees of the Company and no union organizing activities are taking place.

4.18 GOVERNMENTAL REGULATIONS

          The Company is not subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Federal Power Act, the Interstate Commerce Act or to any federal or state statute or regulation limiting its ability to incur indebtedness for borrowed money.

4.19 ENVIRONMENTAL MATTERS

          Except in all cases as, in the aggregate, have not had and could not reasonably be expected to have a material adverse effect on the business or financial condition of the Company, the Company (a) has obtained all applicable permits, licenses and other authorizations which are required to be obtained under all applicable federal, state or local laws or any regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, or hazardous or toxic wastes into ambient air, surface water, ground water, or land or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants or hazardous or toxic materials or wastes ("Environmental Laws") by the Company; (b) is in compliance with all terms and conditions of such required permits, licenses and authorizations, and also is in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in applicable Environmental Laws; (c) is not aware of nor has received notice of any past or present violations of Environmental Laws or any event, condition, circumstance, activity, practice, incident, action or plan which is reasonably likely to interfere with or prevent continued compliance with or which could give rise to any common law or statutory liability, or otherwise form the basis of any claim, action, suit or proceeding, against the Company based on or resulting from the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge or release into the environment, of any pollutant, contaminant or hazardous or toxic material or waste; and (d) has taken all actions necessary under applicable Environmental Laws to register any products or materials required to be registered by the Company thereunder.

4.20 BROKERS

          The Company has dealt with no broker, finder, commission agent or other Person in connection with the sale of the Securities and the transactions contemplated by this Agreement, other than BancBoston Securities Inc., and the Company is under no obligation to pay any broker's fee or commission in connection with such transactions, other than a fee payable to BancBoston Securities Inc. for investment banking services rendered in connection with such transactions, which fee is the sole obligation of the Company.

4.21 FOREIGN ASSETS CONTROL REGULATIONS, ETC.

          Neither the sale of the Securities by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

4.22 RESTRICTIONS ON DIVIDENDS

          The Company is not a party to, or otherwise subject to, any legal restriction or any agreement (other than this Agreement and customary limitations imposed by corporate law statutes) restricting the ability of the Company to pay dividends out of profits or make any other similar distributions of profits.

4.23 SURVIVAL OF REPRESENTATIONS AND WARRANTIES

          All statements contained in any certificate or other document delivered to you by or on behalf of the Company pursuant to or in connection with this Agreement or the other Documents shall be deemed to constitute representations and warranties under this Agreement with the same force and effect as the representations and warranties expressly set forth herein. All the Company's representations and warranties thereunder and hereunder shall survive the execution and delivery of the same, any investigation by you and the issuance of the Securities.

SECTION 5.  DEFINITIONS

          As used in this Agreement, the following terms shall have the following meanings:


          AFFILIATE:  See Section 1.3(c).

          AGENT: Any person authorized to act and who acts on behalf of any of the Purchasers with respect to the transactions contemplated by the Documents.

          AGREEMENT:  See Section 1.2.

          CERTIFICATE OF DESIGNATION:  See Section 1.1.

          CHARTER DOCUMENTS: The Certificate of Incorporation and Bylaws, as amended or restated (or both) to date, of the Company.

          CLOSING:  See Section 1.2.

          CLOSING DATE:  See Section 1.2.

          CODE:  The Internal Revenue Code of 1986, as amended.

          COMMISSION:  Securities and Exchange Commission.

          COMMON STOCK:  The common stock, $.01 par value, of the Company.

          COMPANY:  See preamble hereto.

          DOCUMENTS: This Agreement, the Registration Rights Agreement and the Certificate of Designation, collectively, together with any exhibits, schedules or other attachments thereto.

          DTC:  See Section 1.2.

          ENVIRONMENTAL LAWS:  See Section 4.19.

          ERISA: The Employee Retirement Income Security Act of 1974, as amended from time to time.

          EXCHANGE ACT:  See Section 1.8(b).

          LIEN: Any material mortgage, pledge, lien, encumbrance, charge or adverse claim affecting title or resulting in a charge against real or personal property, or security interest of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

          LOSSES:  See Section 1.6.

          OTHER PURCHASE AGREEMENTS:  See Section 1.2.

          OTHER PURCHASERS:  See Section 1.2.

          PENSION PLANS:  See Section 4.12(b).

          PERSON: An individual, partnership, corporation, trust or unincorporated organization or a government or agency or political subdivision thereof.

          PLACEMENT AGENT:  BancBoston Securities Inc.

          PORTAL:  See Section 1.4(d).

          PRIVATE PLACEMENT MEMORANDUM: The Private Placement Memorandum dated December 1997 and all exhibits, schedules or other attachments thereto.

          PURCHASERS: Those Persons who have executed a counterpart of this Agreement.

          QIB:  See Section 1.3(a).

          REGISTRATION RIGHTS AGREEMENT:  See Section 1.1.

          RULE 144: Rule 144 as promulgated by the Commission under the Securities Act, and any successor rule or regulation thereto.

          SECURITIES:  See Section 1.1.

          SECURITIES ACT:  See Section 1.1.

          SUBSIDIARY: Any corporation, a majority of the outstanding voting securities of which is owned, directly or indirectly, by the Company.

          TRANSFER RESTRICTED SECURITIES: Securities acquired by the holder thereof other than pursuant to an effective registration under Section 5 of the Securities Act or pursuant to Rule 144; a Security that has ceased to be a Transfer Restricted Security cannot thereafter become a Transfer Restricted Security.

          WELFARE PLANS:  See Section 4.12(b).

SECTION 6.  MISCELLANEOUS

6.1  NOTICES

          Prior to the Closing, and thereafter with respect to matters pertaining to this Agreement only, all notices and other communications provided for or permitted hereunder shall be made by hand-delivery, first-class mail, telex, telecopier, or overnight air courier guaranteeing next day delivery:

               (a) if to you at your address set forth on the signature page hereof; and

               (b) if to the Company, at its address set forth on the first page of this Agreement, Attention: Chief Executive Officer, with a copy to Latham & Watkins, 701 "B" Street, Suite 2100, San Diego, California 92101,
     Attention:  Scott N. Wolfe, Esq.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

          From and after the Closing, the foregoing notice provisions shall be superseded by any notice provisions of the Document under which notice is given.

6.2  SUCCESSORS AND ASSIGNS

          This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of Transfer Restricted Securities.

6.3  AMENDMENT AND WAIVER

          (a) Prior to the Closing Date, this Agreement and the other Documents may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by you and the Company. Thereafter, the Documents (other than this Agreement) may only be so amended, and such waivers be given, in accordance with the provisions of the applicable Document.

          (b) The Company will provide each Purchaser of the Securities (irrespective of the number of Securities then held by it) with reasonably sufficient information, at least five business days (or such shorter period as is mutually acceptable to the Company and such Purchaser) prior to the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Registration Rights Agreement or of the Certificate of Designation. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 6.3 to each Purchaser of outstanding Securities promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Securities.

          (c) The Company will not directly or indirectly pay or cause to be paid any remuneration in any form whatsoever, or grant any security, to any Purchaser of Securities as consideration for or as an inducement to the entering into by any Purchaser of Securities of any waiver or amendment of any of the terms and provisions hereof or of the Registration Rights Agreement or of the Certificate of Designation unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each Purchaser of Securities then outstanding even if such Purchaser did not consent to such waiver or amendment.

6.4  COUNTERPARTS

          This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

6.5  HEADINGS

          The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

6.6  GOVERNING LAW

          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

6.7  ENTIRE AGREEMENT

          This Agreement, together with the other Documents and the Securities, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, together with the other Documents and the Securities, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

6.8  SEVERABILITY

          In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of your rights and privileges shall be enforceable to the fullest extent permitted by law.

6.9  DELIVERY

          Each Purchaser hereby appoints the Placement Agent to accept delivery of the Securities to be purchased by such Purchaser at the Closing and execute a receipt for such Securities on such Purchaser's behalf.

6.10 PUBLIC DISCLOSURES

          The Company covenants that it will take all reasonable actions necessary to keep your identity confidential, and will not disclose your identity as an investor in the Company in any public announcement, governmental filing or otherwise without your prior written consent unless such disclosure is compelled by law or by order of a court of competent jurisdiction; in which case prior to making such disclosure the Company will give written notice to you describing in all reasonable detail the proposed content of such disclosure and will afford you an opportunity to suggest modifications in the form and substance of such proposed disclosure.


                               [Signature pages follow]

          If this Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart of this Agreement and deliver such counterpart to the Company whereupon this Agreement will become binding between us in accordance with its terms.

          Very truly yours,

          EXCEL LEGACY CORPORATION



          By: /s/ Gary B. Sabin
              -------------------------------
               Name:     Gary B. Sabin
               Title:    President and Chief Executive Officer

Accepted and Agreed as of the
date first written above:

  LONGLEAF PARTNERS REALTY FUND
---------------------------------
(Print or type name of Purchaser)

     By:   Southeastern Asset Management, Inc.
         ---------------------------------------
          (If an institution is executing
          this Agreement as agent for the
          Purchaser, type or print name
          of institution)

     By:   /s/ Charles D. Reaves
         -------------------------
          (Signature of individual
          executing on behalf of Purchaser
          or institutional agent of Purchaser)
          Print or Type
          Name:     Charles D. Reaves
          Title:    Executive Vice President - Longleaf Partners Realty Fund
                    Vice President & General Counsel - Southeastern Asset
                    Management, Inc.


Number of Securities to
be purchased by you:

10,344,000 shares at $5.00 per share
Name and Address                        Longleaf Partners Realty Fund
  of Purchaser:                         6410 Poplar Ave., Suite 900; Memphis, TN
  -------------                         38119


Attention:  Charles D. Reaves
Telephone:  (901) 761-2474
Telecopy No: (901) 818-5210
Tax I.D. No: 62-1616883
          (If registered in the name of
          a Nominee, the Nominee's
          Tax I.D. Number)

State of Principal Place of Business:
Longleaf Partners Realty Fund is a
series of a Massachusetts business trust, Longleaf Partners Funds Trust
Nominee (Name in which Securities are
to be registered if different than name
of Purchaser): Keypunch & Co.
          (Nominee name used by
          State Street Bank & Trust
          Co. for Longleaf Partners
          Realty Fund)

Accepted and Agreed as of the
date first written above:

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
(Print or type name of Purchaser)

     By:
         -------------------------------------
          (If an institution is executing
          this Agreement as agent for the
          Purchaser, type or print name
          of institution)

     By:   /s/ Carson D. Keyes
         -----------------------
          (Signature of individual
          executing on behalf of Purchaser
          or institutional agent of Purchaser)
          Print or Type
          Name: Carson D. Keyes
          Title: Vice President


Number of Securities to
be purchased by you:

2,000,000 shares at $5 per share
Name and Address                        SEE EXHIBIT A
  of Purchaser:
  -------------

Attention:
Telephone:  (  ) ____-_________
Telecopy No: (  ) ____-_________
Tax I.D. No: 39-0509570
          (If registered in the name of
          a Nominee, the Nominee's
          Tax I.D. Number)

State of Principal Place of Business:
WISCONSIN
Nominee (Name in which Securities are
to be registered if different than name
of Purchaser):
              -------------

Accepted and Agreed as of the
date first written above:

ALLSTATE INSURANCE COMPANY
(Print or type name of Purchaser)

     By:
         ------------------------------------
          (If an institution is executing
          this Agreement as agent for the
          Purchaser, type or print name
          of institution)

     By: /s/ Allstate Insurance Company      By: /s/ Allstate Insurance Company
         ------------------------------          ------------------------------
          (Signature of individual                Authorized Signatory
          executing on behalf of Purchaser
          or institutional agent of Purchaser)
          Print or Type
          Name:
                -----------------------------------
          Title: Authorized Signatory


Number of Securities to       * Up to 2,000,000 Securities, at $5.00 per share,
be purchased by you:          provided, however, in no event shall Allstate
                              Insurance Company's ownership interest in the
   *   shares                 Securities exceed 9.99%.  In addition to the
-------                       aforementioned ownership limitation, the dollar
                              amount of Allstate's investment in the Securities
                              shall not exceed $10,000,000.  Notwithstanding the
                              above, the dollar amount of Allstate's investment
                              shall not be less than $8,205,000.
Name and Address              3075 Sanders Road, Suite G5B
  of Purchaser:               Northbrook, Illinois 60062
  -------------

Attention:  Director, Real Estate Equity Investments
Telephone:  847-402-5000
Telecopy No: 847-402-1797
Tax I.D. No: 36-0719665
          (If registered in the name of
          a Nominee, the Nominee's
          Tax I.D. Number)

State of Principal Place of Business:
Illinois
Nominee (Name in which Securities are
to be registered if different than name
of Purchaser):
              --------------

Accepted and Agreed as of the
date first written above:

BANC BOSTON CAPITAL INC.
(Print or type name of Purchaser)

     By: /s/ Banc Boston Capital Inc.
         ----------------------------
          (If an institution is executing
          this Agreement as agent for the
          Purchaser, type or print name
          of institution)

     By:
         ----------------------------
          (Signature of individual
          executing on behalf of Purchaser
          or institutional agent of Purchaser)
          Print or Type
          Name:
                ---------------------------------
          Title:
                 ------------------------------


Number of Securities to
be purchased by you:

2,440,000 shares at $5 per share
Name and Address
  of Purchaser:
  -------------



Attention:
Telephone:  617-434-7890
Telecopy No: 617-434-1153
Tax I.D. No: 04-2511-291
          (If registered in the name of
          a Nominee, the Nominee's
          Tax I.D. Number)

State of Principal Place of Business:
Massachusetts
Nominee (Name in which Securities are
to be registered if different than name
of Purchaser):
              -------------